EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions)

	4Q 2009	4Q 2008

Reported Net Income	$938	$443
EPS - Diluted	$1.15	$0.55

Core Results	$1,058	$957
EPS - Diluted	$1.30	$1.18

Total Worldwide Sales Volumes (mboe/day)	650	620

Total Worldwide Crude Oil Realizations ($/BBL)	$69.39	$53.52
Domestic Natural Gas Realizations ($/MCF)	$4.37	$4.67

Wtd. Average Basic Shares O/S (mm)	811.8	810.3
Wtd. Average Diluted Shares O/S (mm)	813.5	811.5

	YTD 2009	YTD 2008

Reported Net Income	$2,915	$6,857
EPS - Diluted	$3.58	$8.34

Core Results	$3,083	$7,348
EPS - Diluted	$3.78	$8.94

Total Worldwide Sales Volumes (mboe/day)	645	601

Total Worldwide Crude Oil Realizations ($/BBL)	$55.97	$88.26
Domestic Natural Gas Realizations ($/MCF)	$3.46	$8.03

Wtd. Average Basic Shares O/S (mm)	811.3	817.6
Wtd. Average Diluted Shares O/S (mm)	813.8	820.5

Shares Outstanding (mm)	811.9	810.2

Cash Flow from Operations	$5,800	$10,700

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2009 Fourth Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,643	$170	Asset impairments	$1,813

Chemical	33			33

Midstream, marketing and other	81			81

Corporate
Interest expense, net	(33)			(33)

Other	(108)			(108)

Taxes	(673)	(55)	Tax effect of adjustments	(728)

Income from continuing operations	943	115		1,058
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$938	$120		$1,058

Basic Earnings Per Common Share
Income from continuing operations	$1.16
Discontinued operations, net	(0.01)
Net Income	$1.15			$1.30

Diluted Earnings Per Common Share
Income from continuing operations	$1.16
Discontinued operations, net	(0.01)
Net Income	$1.15			$1.30

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2008 Fourth Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$339	$599	Asset impairments	$996
		58	Rig contract terminations

Chemical	127	90	Plant closure	217

Midstream, marketing and other	170			170

Corporate
Interest expense, net	(16)			(16)

Other	(54)			(54)

Taxes	(118)	(238)	Tax effect of adjustments	(356)

Income from continuing operations	448	509		957
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$443	$514		$957

Basic Earnings Per Common Share
Income from continuing operations	$0.55
Discontinued operations, net	-
Net Income	$0.55			$1.18
Diluted Earnings Per Common Share
Income from continuing operations	$0.55
Discontinued operations, net	-
Net Income	$0.55			$1.18

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2009 Twelve Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$4,735	$8	Rig terminations	$4,913
		170	Asset impairments

Chemical	389			389

Midstream, marketing and other	235			235

Corporate
Interest expense, net	(109)			(109)

Other	(405)	40	Severance	(350)
		15	Railcar leases

Taxes	(1,918)	(77)	Tax effect of adjustments	(1,995)

Income from continuing operations	2,927	156		3,083
Discontinued operations, net of tax	(12)	12	Discontinued operations, net	-
Net Income	$2,915	$168		$3,083

Basic Earnings Per Common Share
Income from continuing operations	$3.60
Discontinued operations, net	(0.01)
Net Income	$3.59			$3.80

Diluted Earnings Per Common Share
Income from continuing operations	$3.59
Discontinued operations, net	(0.01)
Net Income	$3.58			$3.78

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2008 Twelve Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$10,651	$58	Rig contract terminations	$11,308
		599	Asset impairments

Chemical	669	90	Plant closure	759

Midstream, marketing and other	520			520

Corporate
Interest expense, net	(26)			(26)

Other	(346)			(346)

Taxes	(4,629)	(238)	Tax effect of adjustments	(4,867)

Income from continuing operations	6,839	509		7,348
Discontinued operations, net of tax	18	(18)	Discontinued operations, net	-
Net Income	$6,857	$491		$7,348

Basic Earnings Per Common Share
Income from continuing operations	$8.35
Discontinued operations, net	0.02
Net Income	$8.37			$8.97
Diluted Earnings Per Common Share
Income from continuing operations	$8.32
Discontinued operations, net	0.02
Net Income	$8.34			$8.94

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax
Income / (Expense)	Fourth Quarter		Twelve Months
	2009	2008	2009	2008

Foreign Exchange Gains & (Losses) *	8	88	36	91

*Amounts shown after-tax

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2009	2009	2008	2009	2008
REPORTED INCOME	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas (a)	1,643	1,464	339	4,735	10,651
Chemicals	33	72	127	389	669
Midstream, marketing and other	81	77	170	235	520
Corporate & other	(141)	(135)	(70)	(514)	(372)
Pre-tax income	1,616	1,478	566	4,845	11,468

Income tax expense
Federal and state	338	189	65	686	2,188
Foreign (a)	335	360	53	1,232	2,441
Total	673	549	118	1,918	4,629

Income from continuing operations	943	929	448	2,927	6,839

Worldwide effective tax rate	42%	37%	21%	40%	40%

	2009	2009	2008	2009	2008
CORE RESULTS	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas (a)	1,813	1,464	996	4,913	11,308
Chemicals	33	72	217	389	759
Midstream, marketing and other	81	77	170	235	520
Corporate & other	(141)	(135)	(70)	(459)	(372)
Pre-tax income	1,786	1,478	1,313	5,078	12,215

Income tax expense
Federal and state	338	189	303	708	2,426
Foreign (a)	390	360	53	1,287	2,441
Total	728	549	356	1,995	4,867

Core results	1,058	929	957	3,083	7,348

Worldwide effective tax rate	41%	37%	27%	39%	40%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

	2009	2009	2008	2009	2008
	QTR 4	QTR 3	QTR 4	12 Months	12 Months
	400	338	250	1,227	2,051

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2009 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth	Third
	Quarter	Quarter
	2009	2009	B / (W)
Oil & Gas	$1,643	$1,464	$179
Chemical	33	72	(39)
Midstream, marketing and other	81	77	4
Corporate
Interest expense, net	(33)	(33)	-
Other	(108)	(102)	(6)
Taxes	(673)	(549)	(124)
Income from continuing operations	943	929	14
Discontinued operations, net	(5)	(2)	(3)
Net Income	$938	$927	$11

Earnings Per Common Share
Basic	$1.15	$1.14	$0.01
Diluted	$1.15	$1.14	$0.01

Worldwide Effective Tax Rate	42%	37%	-5%

OCCIDENTAL PETROLEUM
2009 Fourth Quarter Net Income (Loss)
Core Results Comparison

	Fourth	Third
	Quarter	Quarter
	2009	2009	B / (W)
Oil & Gas	$1,813	$1,464	$349
Chemical	33	72	(39)
Midstream, marketing and other	81	77	4
Corporate
Interest expense, net	(33)	(33)	-
Other	(108)	(102)	(6)
Taxes	(728)	(549)	(179)
Core Results	$1,058	$929	$129

Core Results Per Common Share
Basic	$1.30	$1.14	$0.16
Diluted	$1.30	$1.14	$0.16

Worldwide Effective Tax Rate	41%	37%	-4%

Investor Relations Supplemental Schedules

Oil & Gas
Variance Analysis 4Q09 vs 3Q09
($ millions)
1,464
439
23
-43
-70
1,813
3Q 09
Sales Price
Sales Volume
Exploration Expense
All Others *
4Q 09
*Higher operating and administrative costs

Chemical
Variance Analysis 4Q09 vs 3Q09
($ millions)
72
12
-2
-70
21
33
3Q 09
Sales Price
Sales Volume/Mix
Operations / Manufacturing *
All Others
4Q 09
*Higher energy and feedstock costs

Midstream, Marketing and Other
Variance Analysis 4Q09 vs 3Q09
($ millions)
77
13
13
-10
-11
-1
81
3Q 09
Dolphin Pipeline
Gas Processing
Power Generation
Marketing
All Others
4Q 09

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2009 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth	Fourth
	Quarter	Quarter
	2009	2008	B / (W)
Oil & Gas	$1,643	$339	$1,304
Chemical	33	127	(94)
Midstream, marketing and other	81	170	(89)
Corporate
Interest expense, net	(33)	(16)	(17)
Other	(108)	(54)	(54)
Taxes	(673)	(118)	(555)
Income from continuing operations	943	448	495
Discontinued operations, net	(5)	(5)	-
Net Income	$938	$443	$495

Earnings Per Common Share
Basic	$1.15	$0.55	$0.60
Diluted	$1.15	$0.55	$0.60

Worldwide Effective Tax Rate	42%	21%	-20%

OCCIDENTAL PETROLEUM
2009 Fourth Quarter Net Income (Loss)
Core Results Comparison

	Fourth	Fourth
	Quarter	Quarter
	2009	2008	B / (W)
Oil & Gas	$1,813	$996	$817
Chemical	33	217	(184)
Midstream, marketing and other	81	170	(89)
Corporate
Interest expense, net	(33)	(16)	(17)
Other	(108)	(54)	(54)
Taxes	(728)	(356)	(372)
Core Results	$1,058	$957	$101

Core Results Per Common Share
Basic	$1.30	$1.18	$0.12
Diluted	$1.30	$1.18	$0.12

Worldwide Effective Tax Rate	41%	27%	-14%

Investor Relations Supplemental Schedules

Oil & Gas
Variance Analysis 4Q09 vs 4Q08
($ millions)
996
746
83
35
-47
1,813
4Q 08
Sales Price
Sales Volume
Exploration Expense
All Others *
4Q 09
* Lower FX gains and higher DD&A rate partially offset by lower operating costs

Chemical
Variance Analysis 4Q09 vs 4Q08
($ millions)
217
-288
42
27
35
33
4Q 08
Sales Price
Sales Volume/Mix
Operations / Manufacturing *
All Others
4Q 09
*Lower energy costs

Midstream, Marketing and Other
Variance Analysis 4Q09 vs 4Q08
($ millions)
170
-132
18
18
6
1
81
4Q 08
Marketing
Gas Processing
Dolphin Pipeline
Power Generation
All Others
4Q 09

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2009	2008	2009	2008
NET SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
California	92	97	93	89
Permian	168	167	168	168
Midcontinent Gas	11	9	10	6
Total	271	273	271	263
Natural Gas (MMCF)
California	282	221	250	235
Permian	197	188	199	181
Midcontinent Gas	166	187	186	171
Total	645	596	635	587
Latin America
Crude Oil (MBBL)
Argentina	37	32	37	32
Colombia	36	39	39	37
Total	73	71	76	69
Natural Gas (MMCF)
Argentina	30	24	30	21
Bolivia	12	21	16	21
Total	42	45	46	42
Middle East / North Africa
Crude Oil and Liquids (MBBL)
Oman	43	27	39	23
Dolphin	20	23	21	21
Qatar	48	48	48	47
Yemen	28	22	29	23
Libya	9	10	7	15
Bahrain	1	-	-	-
Total	149	130	144	129
Natural Gas (MMCF)
Oman	19	23	22	24
Dolphin	198	209	213	184
Bahrain	40	-	10	-
Total	257	232	245	208

Barrels of Oil Equivalent (MBOE)	650	620	645	601

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2009	2008	2009	2008
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBBL)	271	273	271	263
Natural Gas (MMCF)	645	596	635	587

Latin America
Crude Oil (MBBL)
Argentina	36	38	36	34
Colombia	36	39	39	38
Total	72	77	75	72

Natural Gas (MMCF)	42	45	46	42

Middle East / North Africa
Crude Oil and Liquids (MBBL)
Oman	45	28	39	23
Dolphin	20	22	22	20
Qatar	46	48	48	47
Yemen	27	22	28	23
Libya	5	8	6	15
Bahrain	1	-	-	-
Total	144	128	143	128

Natural Gas (MMCF)	257	232	245	208

Barrels of Oil Equivalent (MBOE)	644	623	643	603

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2009	2008	2009	2008

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	70.90	52.64	56.74	91.16
Natural gas ($/MCF)	4.37	4.67	3.46	8.03

Latin America
Crude Oil ($/BBL)	58.65	47.48	49.43	70.53
Natural Gas ($/MCF)	2.93	4.99	3.01	4.43

Middle East / North Africa
Crude Oil ($/BBL)	73.11	59.09	58.75	94.70

Total Worldwide
Crude Oil ($/BBL)	69.39	53.52	55.97	88.26
Natural Gas ($/MCF)	3.37	3.72	2.79	6.10

	Fourth Quarter		Twelve Months
	2009	2008	2009	2008
Exploration Expense
United States	$53	$53	$160	$95
Latin America	13	18	27	53
Middle East / North Africa	33	142	80	259
Other Eastern Hemisphere	-	2	-	1
TOTAL REPORTED	$99	$215	$267	$408
Less - non-core impairments	-	(81)	-	(81)
TOTAL CORE	$99	$134	$267	$327

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
Capital Expenditures ($MM)	2009	2008	2009	2008
Oil & Gas
California	$152	$244	$554	$802
Permian	85	207	413	485
Midcontinent Gas	41	149	118	389
Latin America	125	301	526	848
Middle East / North Africa	253	323	1,021	1,058
Exploration	57	107	152	263
Chemicals	91	86	205	240
Midstream, marketing and other	124	160	554	492
Corporate	4	17	38	87
TOTAL	$932	$1,594	$3,581	$4,664

Depreciation, Depletion &	Fourth Quarter		Twelve Months
Amortization of Assets ($MM)	2009	2008	2009	2008
Oil & Gas
Domestic	$305	$334	$1,237	$1,094
Latin America	165	140	628	453
Middle East / North Africa	237	181	823	760
Chemicals	76	72	298	311
Midstream, marketing and other	31	21	110	73
Corporate	6	5	21	19
TOTAL	$820	$753	$3,117	$2,710

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	31-Dec-09	31-Dec-08

CAPITALIZATION

Long-Term Debt (including current maturities)	$2,796	$2,740

Notes Payable	-	7

Others	25	25

Total Debt	$2,821	$2,772

EQUITY	$29,159	$27,325

Total Debt To Total Capitalization	9%	9%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	2005	2006	2007	2008	2009
SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
California	76	86	89	89	93
Permian	158	161	163	164	164
Midcontinent Gas	6	9	8	10	14
Total	240	256	260	263	271
Natural Gas (MMCF)
California	242	256	254	235	250
Permian	111	117	112	116	125
Midcontinent Gas	192	215	227	236	260
Total	545	588	593	587	635
Latin America
Crude Oil (MBBL)
Argentina	-	33	32	32	37
Colombia	32	33	37	37	39
Total	32	66	69	69	76
Natural Gas (MMCF)
Argentina	-	17	22	21	30
Bolivia	-	17	18	21	16
Total	-	34	40	42	46
Middle East / North Africa
Crude Oil and Liquids (MBBL)
Oman	27	28	31	34	50
Dolphin	-	-	5	26	25
Qatar	71	73	81	80	79
Yemen	39	40	37	32	35
Libya	8	23	22	19	12
Bahrain	-	-	-	-	-
Total	145	164	176	191	201
Natural Gas (MMCF)
Oman	70	67	67	53	49
Dolphin	-	-	67	231	257
Bahrain	-	-	-	-	10
Total	70	67	134	284	316

Barrels of Oil Equivalent (MBOE)	519	601	633	675	714

*This schedule reflects what production volumes would have been for the past 5 years if all production had been represented on a pre-tax basis and Permian gas properties as part of Midcontinent Gas

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	2009
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	Total
SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
California	97	90	92	92	93
Permian	166	163	162	164	164
Midcontinent Gas	13	14	15	15	14
Total	276	267	269	271	271
Natural Gas (MMCF)
California	216	232	269	282	250
Permian	124	124	133	122	125
Midcontinent Gas	280	265	251	241	260
Total	620	621	653	645	635
Latin America
Crude Oil (MBBL)
Argentina	45	37	30	37	37
Colombia	41	42	39	36	39
Total	86	79	69	73	76
Natural Gas (MMCF)
Argentina	33	30	27	30	30
Bolivia	15	19	18	12	16
Total	48	49	45	42	46
Middle East/North Africa
Crude Oil and Liquids (MBBL)
Oman	46	49	50	54	50
Dolphin	23	29	26	26	25
Qatar	75	82	77	80	79
Yemen	42	32	34	32	35
Libya	6	14	9	15	12
Bahrain	-	-	-	1	-
Total	192	206	196	208	201
Natural Gas (MMCF)
Oman	53	50	48	42	49
Dolphin	233	282	258	256	257
Bahrain	-	-	-	40	10
Total	286	332	306	338	316

Barrels of Oil Equivalent (MBOE)	713	719	702	722	714

*This schedule reflects what production volumes would have been for the 4 quarters of 2009 if all production had been represented on a pre-tax basis and Permian gas properties as part of Midcontinent Gas